UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2018

Singlepoint, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 North 44th Street, Suite 530 Phoenix, AZ	85018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 711-2009

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

☐ Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01 Entry into a Material Deﬁnitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On November 7, 2018, Singlepoint Inc. (the “Company”) entered a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Iliad Research and Trading, L.P. (the “Investor”), whereby the Investor agreed to purchase an aggregate of $5,520,000 principal amount of Secured Convertible Promissory Note (in separate tranches, the “Secured Promissory Note”).

The Securities Purchase Agreement provides that the Investor pay to the Company an aggregate of Five Hundred Thousand Dollars ($500,000) upon execution and the Investor issued to the Company nine different notes (one of which was paid with the aforementioned payment (collectively the “Investor Notes”)) for the balance of the principal amount of the Secured Promissory Note.

The Company agreed to secure the Secured Promissory Note by all of its assets (the “Collateral”) as set forth in a Security Agreement. The Investor agreed that it will subordinate its first position security interest in the Collateral if the Company completes a financing in which it receives at least $10,000,000.00 in net proceeds.

Below is a description of the material terms of the relevant agreements (all capitalized terms not otherwise defined herein shall have that definition assigned to it as per the related agreement).

Secured Promissory Note

The Secured Promissory Note provides for the following (material) terms: an original issue discount of an aggregate of Five Hundred Thousand Dollars ($500,000), as well as reimbursement for certain fees; provided the Company has not received a conversion notice where the conversion shares have not yet been delivered, and no event of default exists, then, on three days notice the Company can prepay outstanding balance; The Investor has the right at any time after the date that is six (6) months from the Purchase Price Date until the Outstanding Balance has been paid in full, including without limitation (a) until any Optional Prepayment Date (even if Investor has received an Optional Prepayment Notice) or at any time thereafter with respect to any amount that is not prepaid, and (b) during or after any Fundamental Default Measuring Period, at its election, to convert (each instance of conversion is referred to herein as a “Conversion”) all or any part of the Outstanding Balance into shares (“Conversion Shares”) of fully paid and non-assessable common stock, $0.0001 par value per share (“Common Stock”), of the Company as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Conversion Price (as defined below). The “Conversion Price” means the Conversion Factor multiplied by the average of the three (3) lowest Closing Bid Prices during the twenty (20) Trading Days immediately preceding the applicable Conversion. “Conversion Factor” means 75%, subject to the following adjustments. If at any time the average of the three (3) lowest Closing Bid Prices during the twenty (20) Trading Days immediately preceding any date of measurement is below $0.0225, then in such event the then-current Conversion Factor shall be reduced by 10% for so long as such average price remains below $0.0225 (subject to other reductions set forth in this section). In addition to the Default Effect, if any Major Default occurs after the Effective Date, the Conversion Factor shall automatically be reduced for all future Conversions by 5% for each of the first three (3) Major Defaults or Minor Defaults pursuant to Section 4.1(b) of the Secured Promissory Note that occur after the Effective Date. At any time and from time to time after Investor becomes aware of the occurrence of any Event of Default, Investor may accelerate the Note by written notice to Company, with the Outstanding Balance becoming due and payable in cash at the Mandatory Default Amount within ten (10) days.

The Investor maintains a right of offset pursuant to the terms of the Investor Notes that, under certain circumstances, permits Investor to deduct amounts owed by Company under this Note from amounts otherwise owed by Investor under the Investor Notes, and (b) at any time the Company shall be entitled to deduct and offset any amount owing by the initial Investor under the Secured Investor Notes from any amount owed by Company under the Investor Notes.

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Secured Investor Notes (9)

Each Secured Investor Note provides that the Investor will pay the Company Five Hundred Thousand Dollars ($500,000) and accrue 10% interest per annum. The entire unpaid principal balance and all accrued and unpaid interest, if any, under each Note, shall be due and payable on the date that is twenty-four (24) months from the date thereof (the “Investor Note Maturity Date”); provided, however, that Investor may elect, in its sole discretion, to extend the Investor Note Maturity Date for up to thirty (30) days. Investor may, with Company’s consent, pay, without penalty, all or any portion of the outstanding balance along with any accrued but unpaid interest on the Investor Note at any time prior to the Investor Note Maturity Date. In the event (i) of the occurrence of any Event of Default under the Secured Promissory Note or any other note issued by Company in connection with the Securities Purchase Agreement, (ii) of a breach of any material term, condition, representation, warranty, covenant or obligation of Company under any Transaction Document, or (iii) Company sells, transfers, assigns, pledges or hypothecates the Investor Note, or attempts to do any of the foregoing, whether voluntarily or involuntarily, Investor shall be entitled to deduct and offset any amount owing by Company under the Investor Note from any amount owed by Investor under the Investor Notes.

The foregoing summary of terms is subject to, and qualified in its entirety, by the documents attached hereto as Exhibit 10.1, which are incorporated herein by reference.

The foregoing was not registered under the Securities Act of 1933 and was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Regulation D thereof.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed as Exhibits:

Exhibit	Description
10.1

Securities Purchase Agreement between Singlepoint Inc. and Iliad Research and Trading, L.P. dated as of November 5, 2018. (including the following documents attached as exhibits thereto: (i) Secured Convertible Promissory Note, (ii) Investor Notes #1-9, and (iii) Security Agreement).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Singlepoint, Inc.

Dated: November 15, 2018	By:	/s/ William Ralston
William Ralston
President

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